Exhibit 10.27

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Telecom Italia S.p.A.

NWS.M&S.S

00148 ROME

Viale Parco de’ Medici, 61

TO: Ubiquity S.r.l.

Via Teodosio 65

20131 Milan

f.a.o. Dr. Dario Calogero

PROT: 433078

1.8.2012

REGISTERED LETTER WITH RETURN RECEIPT SENT IN ADVANCE BY FAX to no. [+39] 02-2829795

Subject: integration proposal to the “Implementation Contract for the supply of decade 4 premium services through SMS and MMS”

With reference to the Contract in question, finalised between Telecom Italia and Ubiquity on 15.09.2010 (hereinafter the “Contract”) and to the criteria already informally shared between the Parties regarding the definition of the “Canvass Plan” for the third year of the contract’s validity, regarding [***] (hereinafter the “Services”), the Parties, by way of a supplement to point 2) of Attachment 7 (“Economic Conditions and Method of Invoicing”), agree the following:

For a promotional period – [***] - for the SMS MTs correctly delivered to the End Customer for which the price paid by the End Customer will be [***] and for the MMS MTs correctly delivered to the End Customer for which the price paid by the End Customer will be [***], Telecom Italia (as AP), [***], will pay to Ubiquity (as SP) a percentage equal to:

•	[***];

•	[***];

•	[***];

[***]

[***]

The Parties recognise that the technical/economic conditions given in this proposal will be applied solely with reference to the type of service described therein and will be valid only and exclusively for this proposal, which the Parties undertake to consider not repeatable, unless through a specific, separate agreement between them.

The Parties also agree that, without prejudice to that established in this proposal, the provisions in the Contract shall be fully effective between them.

If you agree with the above, you are invited to completely reproduce the text of this letter on your headed notepaper and return it to us, duly signed by way of confirming your express acceptance and approval.

Regards,

Sales Manager

Sebastiano Picciau

[signature]

Registered office: Piazza degli Affari, 2 ● 20123 Milan Secondary offices and General Management: Corso d’Italia, 41 – 00198 Rome

Tax Code /VAT no. and Companies Register of Milan no.: 00488410010 A.E.E. Registration no. IT08020000000799 [illegible] PO Box 14284 - postcode 00149 Tel. + 39 06 36881

[stamp: telecomitalia@pec.telecomitalia.it Share Capital 10,693,628,019.25]